UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL INTERACTIVE TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED NOVEMBER 7, 2025

GLOBAL INTERACTIVE TECHNOLOGIES, INC.
160, Yeouiseo-ro, Yeongdeungpo-gu,
Seoul, Republic of Korea 07231

To Our Stockholders:	November __, 2025

It is my pleasure to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Interactive Technologies, Inc. (the “Company”) to be held on December 29, 2025, at 11 a.m., Eastern time, at 3 Second Street, 12th Floor, Jersey City, New Jersey 07302.

The enclosed Notice of the Annual Meeting of Stockholders and Proxy Statement includes information about the matters to be acted upon by stockholders at the Annual Meeting. You may vote by completing, signing and returning your completed proxy card (or a voting instruction form, if you hold your shares through a broker). If you decide to attend the Annual Meeting, you may revoke your proxy at that time and vote your shares at such meeting.

Stockholders of record at the close of business on November 4, 2025, are entitled to notice of and to vote at the Annual Meeting.

Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (“SEC”), will be furnished without charge to any stockholder upon written request to Global Interactive Technologies, Inc., 160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231, Attention: Taehoon Kim. This Proxy Statement and the Company’s 2024 Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 30, 2025, are available on the SEC’s website at www.sec.gov and on the Company’s website at www.gitechnologies.com.

These proxy solicitation materials are first being mailed to stockholders on or about November __, 2025.

Sincerely,

Taehoon Kim
Interim Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED NOVEMBER 7, 2025

GLOBAL INTERACTIVE TECHNOLOGIES, INC.
NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 29, 2025

To the Stockholders of Global Interactive Technologies, Inc.:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Interactive Technologies, Inc. (the “Company”) will be held on December 29, 2025, at 11 a.m., Eastern time, at 3 Second Street, 12th Floor, Jersey City, New Jersey 07302.

At the Annual Meeting, stockholders will be asked to vote on the following matters (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect four directors of the Company to serve until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified (“Proposal One” or the “Election of Directors”);

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the par value of the Company’s Common Stock and Preferred Stock from $0.001 to $0.02 per share (“Proposal Two” or the “Par Value Proposal”);

3.	To approve an amendment to the Company’s 2022 Omnibus Equity Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder from 75,000 shares to 500,000 shares (“Proposal Three” or the “Plan Amendment”);

4.	To ratify the removal of Aram Ahn as a director of the Company in September 2025 and the actions taken by the Company in connection therewith (“Proposal Four” or the “Director Removal Proposal”);

5.	To ratify the appointment of OneStop Assurance, PAC, as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (“Proposal Five” or the “Ratification of the Appointment of our Independent Registered Public Accounting Firm”); and

6.	To approve the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve any of the Proposals (“Proposal Six” or the “Adjournment Proposal”).

The Board of Directors recommends that you vote in favor of each of the proposals. Please refer to the Proxy Statement for detailed information about the Annual Meeting, each of the proposals and voting instructions. Your vote is important, and we strongly urge you to cast your vote as soon as possible even if you plan to attend the Annual Meeting.

By Order of the Board of Directors,

Interim Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED NOVEMBER 7, 2025

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

160, Yeouiseo-ro, Yeongdeungpo-gu,

Seoul, Republic of Korea 07231

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

December 29, 2025

GENERAL INFORMATION

This Proxy Statement is being furnished to the stockholders of Global Interactive Technologies, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2025 Annual Meeting of Stockholders of the Company to be held on December 29, 2025, at 11 a.m., Eastern time, at 3 Second Street, 12th Floor, Jersey City, New Jersey 07302, or at any adjournment thereof (the “Annual Meeting”).

The shares represented by your proxy will be voted as indicated on your properly executed and returned proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

FOR the election of the director nominees named herein (“Proposal One” or the “Election of Directors”) unless you specifically withhold authority to vote for one or more of the director nominees;

FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the par value of the Company’s Common Stock and Preferred Stock from $0.001 to $0.02 per share (“Proposal Two” or the “Par Value Proposal”);

FOR the approval of an amendment to our 2022 Omnibus Equity Incentive Plan (the “Plan Amendment”) increasing the number of shares of common stock reserved for issuance thereunder from 75,000 shares to 500,000 shares (“Proposal Three” or the “Incentive Plan Proposal”);

FOR ratifying the removal of Aram Ahn as a director of the Company in September 2025 and the actions taken by the Company in connection therewith (“Proposal Four” or the “Director Removal Proposal”);

FOR ratifying the appointment of OneStop Assurance, PAC, as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (“Proposal Five” or the “Ratification of the Appointment of our Independent Registered Public Accounting Firm”); and

FOR the approval to adjourn the Annual Meeting if there are insufficient votes at the Annual Meeting to approve any of the proposals (“Proposal Six” or the “Adjournment Proposal”).

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed to stockholders on or about November __, 2025.

VOTING SECURITIES

Stockholders of record at the close of business on November 4, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 3,674,208 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), were issued and outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

VOTING AND STOCK OWNERSHIP

If shares are registered directly in a stockholder’s name with the Company’s transfer agent, you are a record holder with respect to those shares and the Proxy Statement and form of Proxy are sent directly to you. You can vote your shares by completing, dating and signing the proxy card that is included with this proxy statement.

If your shares are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name.” The Proxy Statement and the form of voting instruction card are sent to you by your broker, trustee, or other nominee who is considered, with respect to those shares, the stockholder of record.

If you are a stockholder of record as of the close of business on the Record Date, you may attend the Annual Meeting and vote your shares of Common Stock in person instead of returning your signed proxy card. If you are a beneficial owner of shares of Common Stock registered in the name of your broker, bank, or other nominee, you must follow the instructions provided to you and obtain a valid proxy from your broker, bank or other nominee to vote your shares of Common Stock in person at the Annual Meeting.

If you are a record holder of shares of common stock, you can vote in three ways:

1.	By Mail: You may vote by mail by completing and signing your proxy card or voting instruction form and mailing it in the enclosed postage prepaid envelope we provided so that it is received by December 28, 2025, one day before the Annual Meeting.

2.	By Phone: You may vote by phone by calling (801) 355-5740.

3.	By Internet: You may vote by proxy via the internet at https://www.colonialstock.com/gits2025 by following the instructions at such website. You must have the control number that is included on the proxy card when voting.

4.	In Person at the Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting.

RESULTS

Voting results will be tabulated and certified by the Inspector of Elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be filed with the SEC on a Current Report on Form 8-K within four business days of the Annual Meeting.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The holders of thirty-three and 33/100 percent (33.3%) of the outstanding shares of Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the outstanding shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Broker non-votes (i.e., votes for shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted as “shares present” at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business so long as the broker can vote on any proposal being considered. However, brokers cannot vote on their clients’ behalf on “non-routine” proposals for which they have not received voting instructions from their clients for such proposals. The vote on Proposals One, Two, Three, Four and Six are considered “non-routine.” Accordingly, broker non-votes will not have any effect with respect to Proposals One, Three, Four and Six as shares that constitute broker non-votes are not considered entitled to vote on these matters.

Brokers do have authority to vote uninstructed shares for or against “routine” proposals. Proposal Five constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed shares “FOR” or “AGAINST” Proposal Five.

VOTE REQUIRED TO APPROVE PROPOSALS

Proposal One: Election of Directors. Provided that a quorum is present at the Annual Meeting, vote by a plurality of the shares voting is required for the election of directors under Proposal One. You may vote “FOR” all nominees, “WITHHOLD” your vote as to all nominees, or “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote. There is no “AGAINST” option. The nominees receiving the most “FOR” votes will be elected. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Broker non-votes will have no effect on the outcome of Proposal One.

Proposal Two: Approval of the Charter Amendment. Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Charter Amendment. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Two, an abstention will have the same effect as a vote “AGAINST”. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the Charter Amendment. Any shares not voted will be treated as broker non-votes, and broker non-votes will have the same effect as a vote “AGAINST”.

Proposal Three: Approval of the Plan Amendment. Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the Plan Amendment. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Three, an abstention will have the same effect as a vote “AGAINST”. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the Incentive Plan Proposal. Any shares not voted will be treated as broker non-votes, and broker non-votes will have no effect on the results of the Incentive Plan Proposal.

Proposal Four: Removal of Aram Ahn. Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required to ratify the removal of Aram Ahn as a director. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Four, an abstention will have the same effect as a vote “AGAINST”. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the Director Removal Proposal. Any shares not voted will be treated as broker non-votes, and broker non-votes will have no effect on the results of the Director Removal Proposal.

Proposal Five: Ratification of Independent Registered Public Accounting Firm. Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required to ratify OneStop Assurance, PAC, as our independent registered public accounting firm. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Five, an abstention will have the same effect as a vote “AGAINST”. If you are a beneficial owner, your broker, bank or other nominee may vote your shares on this proposal without receiving voting instructions from you. If a broker does not exercise this authority, broker non-votes will have no effect on the outcome of Proposal Five.

Proposal Six: Adjournment. Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve any of the proposals. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Six, an abstention will have the same effect as a vote “AGAINST”. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the Adjournment Proposal. Any shares not voted will be treated as broker non-votes, and broker non-votes will have no effect on the results of the Adjournment Proposal.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

If you are interested in submitting a proposal for inclusion in our proxy statement for the 2026 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion, we must receive your stockholder proposal for our proxy statement for the 2026 Annual Meeting of Stockholders at our principal office in Seoul, Republic of Korea no later than July __, 2026, which is 120 days before the one-year anniversary date on which this proxy statement was mailed to our stockholders in connection with the Annual Meeting, and must otherwise comply with the rules promulgated by the SEC. However, if the date of the 2026 Annual Meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials for the 2026 Annual Meeting. In such an event, we expect to issue a press release announcing such change and take reasonable steps necessary to inform other relevant parties of the change, including intermediaries in the proxy process.

In addition to Rule 14a-8 of the Exchange Act set forth above, under our Bylaws, written notice of stockholder nominations to the Board of Directors or any other stockholder proposals that are to be included in the proxy statement for the 2026 Annual Meeting (the “2026 Proxy Statement”) pursuant to Section 2.9 of our Bylaws (the “Stockholder Notice”), must be delivered to our Secretary at our offices at 160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231, not less than 45 days nor more than 75 days prior to the date on which we first mailed our proxy materials for the previous year’s annual meeting of stockholders (or the date on which the we mail our proxy materials for the current year if during the prior year we did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).

Further, in addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), must provide notice that sets forth the information required by Rule 14a-19(b) no later than 60 days prior to the anniversary date of the Annual Meeting (for the 2026 Annual Meeting, no later than October 30, 2026). However, if the date of the 2026 Annual Meeting changes by more than 30 days from the one-year anniversary date of the Annual Meeting, such notice must instead be provided by the later of: (i) 60 days prior to the date of the 2026 Annual Meeting; or (ii) the 10th calendar day following public announcement by the Company of the date of the 2026 Annual Meeting.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Taehoon Kim, the Company’s Interim Chief Executive Officer, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DISSENTERS’ RIGHT OF APPRAISAL

Under Delaware General Corporation Law stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

SOLICITATION

Proxies may be solicited by certain of the Company’s directors, executive officers and regular employees, without additional compensation, in person, or by telephone, mail, e-mail or facsimile. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Some banks, brokers and other record holders have begun the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any stockholder who writes or calls the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notices, proxy statements and annual reports, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to Taehoon Kim, Interim Chief Executive Officer, at Global Interactive Technologies, Inc., 160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231. If you receive more than one proxy card because your shares are registered in different accounts follow the instructions included on each proxy card and vote each proxy card.

AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and form of proxy, together with our Annual Report on Form 10-K (the “Annual Report”), are first being made available to stockholders beginning approximately November ___, 2025. The Annual Report is not a part of the proxy solicitation materials. These documents are also included in our filings with the SEC, which you can access electronically at the SEC’s website at http://www.sec.gov and on the Company’s website at http://www.gitechnologies.com.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection for any purpose germane to the Annual Meeting ten days prior to the Annual Meeting at the Company’s offices at 160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231 during ordinary business hours.

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors to be elected at the Annual Meeting shall be elected for a term expiring at the 2026 annual meeting of stockholders. Stockholders and their proxies cannot vote for more than four nominees at the Annual Meeting. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected; however, if a nominee should withdraw his or her name from consideration for any reason or otherwise become unable to serve before the Annual Meeting, the Board reserves the right to substitute another person as nominee, and the persons named on your proxy card as proxies will vote for any substitute nominated by the Board. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy FOR the election of the four nominees listed below. This Proposal One relates to the election of directors to take effect immediately upon the Annual Meeting.

If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company. Certain information about the nominees to the Board is set forth below.

Biographies

Jay Hyong Woo

Jay Hyong Woo (age 53) was elected as a director of the Company in February 2022. Mr. Woo has served as the president of Epic Pro, Inc since November 2003. He also served as the Chief Executive Officer of CTK US from August 2017 to December 2021. Prior to that, Mr. Woo served as the President of Crossen, Inc, from August 2009 to March 2018. Mr. Woo earned a Bachelor of Arts in Hotel Management from the University of Nevada Las Vegas.

Mr. Woo’s extensive experience operating and advising businesses in a number of different industries led to the decision to appoint him to the board of directors.

John S. Morris

John S. Morris (age 62) was elected as a director of the Company in February 2022. Mr. Morris has served as the Chief Financial Officer of Metra Commuter Rail since July 25, 2022. From 2015 to 2021, he was the finance leader for Synchrony’s Oil and Gas Programs. Prior to that, Mr. Morris served as Chief Financial Officer for U.S. Commercial Cards at J.P. Morgan from 2010 to 2014, and as the financial leader for programs including Best Buy and Yamaha at HSBC from 2007 to 2009. Mr. Morris is a Certified Public Accountant and earned a bachelor’s degree in nuclear engineering from the United States Military Academy at West Point, an M.B.A. from Northwestern University’s Kellogg School of Management, and a Master of Science degree from the University of Southern California’s Viterbi School of Engineering.

Mr. Morris’ background as a financial analysis executive with over 20 years of experience in the financial services industry led to the decision to appoint him to the board of directors.

Amy Shi

Amy Shi (age 44) was elected as a director of the Company in December 2024. Ms. Shi brings over 20 years of experience in business development and relationship management across the banking, investment management, international trade, media, and technology industries. Since December 2024, she has served as Managing Member and CEO of PixelArc LLC, a Hollywood-based TV and film IP management and production company. Prior to that, she worked as an independent management consultant in Seoul and had made significant contributions to the Company as an independent consultant from October 2021 to April 2023. From May 2019 to August 2020, Ms. Shi served as Vice President at HSBC, and from August 2012 to May 2019 as Assistant Vice President at JPMorgan Chase. In the technology sector, she held a Partner Relations role at Apple Inc. from 2016 to 2017 and earlier worked at China Telecom as Account Executive from 2002 to 2005. She also has prior experience in operations and management consulting at Bestview International and Phoenix Design. Fluent in English, Mandarin, and Korean, Ms. Shi holds dual bachelor’s degrees in Computer Science and Marketing and a Master’s degree from The Ohio State University.

We believe Ms. Shi’s extensive background in banking, technology, and media, combined with her cross-industry management expertise and global perspective, qualifies her to serve on our board of directors.

Larry Namer

Larry Namer (age 77) was elected as a director of the Company in December 2024. Mr. Namer founded E! Entertainment in July 1987 and served as President and Chairman of LJN Media from January 2003 to the present. Mr. Namer is a seasoned media entrepreneur and innovator with over 50 years of experience in the entertainment industry. He is best known for founding E! Entertainment Television, a network currently in 140 countries and valued at over $7.0 billion. Prior to that, Mr. Namer served as President of Company Communications from February 1989 to January 2023. Mr. Namer also served as Chairman of Steeplechase Media from January 1985 to December 2003. He has worked extensively in Russia until 2003 and then moved on to China where his company Metan continues bringing Western media to international audiences reaching over one billion Mandarin speakers. Mr. Namer earned a bachelor’s degree in economics from Brooklyn College.

We believe Mr. Namer’s extensive experience in the entertainment industry qualified him to serve on our board of directors.

Vote Required for Approval

Provided that a quorum is present at the Annual Meeting, vote by a plurality of the shares voting is required for the election of directors under Proposal One. You may vote “FOR” all nominees, “WITHHOLD” your vote as to all nominees, or “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote. There is no “AGAINST” option. The nominees receiving the most “FOR” votes will be elected. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Broker non-votes will have no effect on the outcome of Proposal One.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO

PAR VALUE INCREASE

Background and Overview

Our Board has unanimously approved and recommends that our stockholders approve the Charter Amendment to increase the par value of our Common Stock and Preferred Stock from $0.001 to $0.02 per share. If approved by our stockholders, the Par Value Proposal would be effected by the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State.

If our stockholders approve this Par Value Proposal, the first sentence of Article IV of our Amended and Restated Certificate of Incorporation will be revised as follows (the change is reflected in underlined text):

“ARTICLE IV
AUTHORIZED CAPITAL STOCK

 The total number of shares of stock which the Corporation shall have authority to issue is one hundred ten million (110,000,000), consisting of one hundred million (100,000,000) shares of Common Stock, par value $0.02 per share, and ten million (10,000,000) shares of Preferred Stock, par value $0.02 per share.”

This proposal describes the material terms of the proposed amendment to our Amended and Restated Certificate of Incorporation and is qualified in its entirety by reference to the complete text of the form of the Charter Amendment, which is included in paragraph 1 of the Certificate of Amendment set out in Appendix A to this proxy statement and incorporated herein by reference. You are strongly encouraged to read the actual text of the Charter Amendment. The proposed Charter Amendment is subject to revision for such changes as may be required by the Delaware Secretary of State.

Reasons for the Proposal

Under Delaware law, shares of stock with par value may not be issued for consideration having a value less than the par value of the shares so issued. Par value has become a generally outdated concept. Instead, the market sets the price at which stock may be issued or otherwise sold.

The change to $0.02 par value per share of Common Stock and Preferred Stock will have no impact on the value of the Company’s stock or the rights of its stockholders. In addition, the change in the par value of the Company’s stock will have no effect on the dollar amount of the Company’s total stockholders’ equity. If the Charter Amendment is approved, the Common Stock and Preferred Stock account on the Company’s balance sheet at $0.001 per share will be increased to reflect the product of the number of shares outstanding and the new par value of $0.02 per share. The difference will be transferred to the capital surplus account.

The change in par value also will not change the number of authorized shares of Common Stock or Preferred Stock. The change in par value will also have no impact on outstanding Company issued stock options or warrants.

We and our Board believe it is advisable and in our and our stockholders’ best interests for our stockholders to approve this proposal.

Effectiveness of the Charter Amendment

If the proposed Charter Amendment is approved and adopted by the stockholders at the Annual Meeting, it will become effective upon the effectiveness of the Charter Amendment with the Delaware Secretary of State. We expect to file the Charter Amendment promptly following the conclusion of the Annual Meeting.

Vote Required for Approval

Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Charter Amendment. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Two, an abstention will have the same effect as a vote “AGAINST”. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the Charter Amendment. Any shares not voted will be treated as broker non-votes, and broker non-votes will have the same effect as a vote “AGAINST”.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PAR VALUE PROPOSAL.

PROPOSAL THREE

APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2022 OMNIBUS EQUITY INCENTIVE PLAN

Proposal

The Board unanimously approved the Plan Amendment on November 6, 2025, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance under the Company’s 2022 Omnibus Equity Incentive Plan (the “Plan”) from 75,000 shares to 500,000 shares. The proposed Plan Amendment is attached hereto as Appendix B.

The proposed increase in the number of shares of Common Stock reserved for issuance under the Plan is for purposes of enabling the continued use of the Plan for stock-based grants consistent with the objectives of our compensation program. The Plan is intended to promote our interests by providing eligible persons in our service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in us as an incentive for them to remain in service and render superior performance during their service.

Background and Purpose

In light of the Company’s reverse stock split, at a rate of 1-for-20, that became effective on January 27, 2025, which automatically decreased the total number of shares of Common Stock reserved for issuance under the Plan from 1,500,000 shares of Common Stock to 75,000 shares of Common Stock, our Board believed in order to (i) bring the number of authorized shares of Common Stock available for future grant under the Plan into proportion with the recent reverse stock split and (ii) attract and retain the services of executives and other key employees, it was necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies and accordingly, voted unanimously to adopt the Plan Amendment, providing for an additional 425,000 authorized, unissued shares of Common Stock available for future grants under the Plan.

We believe that the Plan will be exhausted of shares available for issuance in the future, leaving insufficient shares available for equity grants in future years. By increasing the number of shares authorized for issuance under the Plan by 425,000, a total of 500,000 shares of Common Stock would be available for issuance. This increase would, in essence, provide us with the flexibility to continue to make stock-based grants in amounts deemed appropriate by our Compensation Committee and Board. We believe that our equity incentive program and grants made under the program are essential to retaining critical personnel and aligning the incentives of our personnel with our stockholders.

Set forth below is a summary of the Plan, but this summary is qualified in its entirety by reference to the full text of the Plan, which has been filed with the SEC, and any stockholder who wishes to obtain a copy of the Plan may do so by written request to Global Interactive Technologies, Inc., 160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231, Attention: Corporate Secretary.

Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options under Section 422 of the Code, or which are not intended to qualify as Incentive Stock Options. In addition, direct grants of stock or restricted stock may be awarded.

The proposed Plan Amendment will not be implemented unless approved by our stockholders, and no additional equity awards beyond the existing 75,000 shares of Common Stock have been or will be issued under the Plan unless and until stockholder approval of the Plan Amendment is obtained. If the Plan Amendment is not approved by our stockholders, the Plan will remain in effect in its present form.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2024 with respect to our Common Stock that may be issued under our incentive compensation plans and other option grants.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2022 Omnibus Equity Incentive Plan	—	$—	1,500,000
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	1,500,000

The Plan

Our Board unanimously approved the Plan on February 14, 2022. The maximum number of shares of common stock issuable under the Plan is currently 75,000 shares, subject to adjustments for stock, stock dividends or other similar changes in our common stock or our capital structure.

Our Plan provides for the grant of (a) Incentive Stock Options (within the meaning of Section 422 of the Code) to our full-time employees (“Employees”), subject to the requirements of Section 422(c)(6) where an Employee owns 10% or more of our voting stock outstanding; (b) Non-Qualified Options (together with Incentive Stock Options, “Options”); (c) stock awards; and (d) performance shares to any individual who is (i) an Employee, (ii) a member of our Board, or (iii) an independent contractor who provides services for the Company.

Plan Administration

Pursuant to the Plan, our Board has delegated the authority to administer the Plan to the Board’s Compensation Committee. Subject to the provisions of our Plan, the Compensation Committee has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards, and the form of consideration, if any, payable upon exercise. The Compensation Committee also has the authority to amend, modify, extend renew or terminate outstanding Options, or may accept the cancellation of outstanding Options, whether or not granted under the Plan, in return for the grant of new Options at the same or a different price. Additionally, the Compensation Committee may shorten the vesting period, extend the exercise period, remove any or all restrictions or convert an Incentive Option to a Non-Qualified Option, if, at its sole discretion, it determines that such action is in the best interest of the Company; provided, however, that any modification made to outstanding Options requires the prior consent of the holder(s) of such Options, unless the Compensation Committee determines that the action would not materially and adversely affect such holder(s).

Incentive Stock Options

The exercise price of Incentive Stock Options granted under our Plan must at least be equal to 100% of the fair market value of our common stock on the date of grant. The term of an Incentive Stock Option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date.

Non-Qualified Stock Options

The exercise price of Non-Qualified Options granted under our Plan must at least be equal to 85% of the fair market value of our common stock on the date of grant. The term of a Non-Qualified Stock Option may not exceed ten years.

Stock Awards or Sales

Eligible individuals may be issued shares of common stock directly, upon the attainment of performance milestones or the completion of a specified period of service or as a bonus for past services. The purchase price for the shares shall not be less than 100% of the fair market value of the shares on the date of issuance, and payment may be in the form of cash or past services rendered. Eligible individuals shall have no stockholder rights with respect to any unvested restricted shares or restricted share units issued to them under the stock award or sales program, however, eligible individuals shall have the right to receive any regular cash dividends paid on such shares.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Plan, the administrator will adjust the number and class of shares available for future grants under the Plan, the exercise price of outstanding Options, the number of shares covered by each outstanding award, or the purchase price of each outstanding award.

Change of Control

Under the Plan, a Change of Control is generally defined as: (i) the sale of all or substantially all of the assets of the Company, or (ii) any merger, consolidation or acquisition of the Company with, by or into another corporation, entity or third party, the result of which is a change in the ownership of more than 50% of the voting capital stock of the Company.

In the event of a Change of Control, all restrictions on all awards or sales of shares will accelerate and vesting on all unexercised and unvested Options will occur on the Change of Control date.

New Plan Benefits

The amount of future grants under the Plan is not determinable, as awards under the Plan will be granted at the discretion of the Board as described above. We cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

Amendment and Termination

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards (as defined in the Plan) which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.

Approval Requirements

Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the Plan Amendment. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Three, an abstention will have the same effect as a vote “AGAINST”. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the Incentive Plan Proposal. Any shares not voted will be treated as broker non-votes, and broker non-votes will have no effect on the results of the Incentive Plan Proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PLAN AMENDMENT.

PROPOSAL FOUR

RATIFICATION OF THE REMOVAL OF ARAM AHN AS A DIRECTOR OF THE COMPANY

On September 5, 2025, the Board of Directors of the Company approved and adopted an amendment to the Company’s Bylaws to add a provision authorizing the Board to remove a director for cause in limited, specified circumstances, consistent with the authority granted to the Board under the Company’s Amended and Restated Certificate of Incorporation.

On the same date, the Board, by the affirmative vote of the disinterested directors, determined that cause existed for the removal of director Aram Ahn pursuant to the amended Bylaws. The Board found that, among other material failures, Mr. Ahn failed to execute certain documents required in his capacity as a director in order to comply with applicable regulatory requirements and contractual obligations, which the Board determined constituted cause under the amended Bylaws. As a result, Mr. Ahn was removed from the Board, effective immediately.

Vote Required for Approval

Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required to ratify the removal of Aram Ahn as a director. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Four, an abstention will have the same effect as a vote “AGAINST”. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the Director Removal Proposal. Any shares not voted will be treated as broker non-votes, and broker non-votes will have no effect on the results of the Director Removal Proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR REMOVAL PROPOSAL.

PROPOSAL FIVE

RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of OneStop Assurance, PAC (“OneStop”) as our independent registered public accounting firm for the year ending December 31, 2025, subject to ratification by our stockholders at the Annual Meeting. OneStop has been our independent registered public accounting firm since the year ended December 31, 2023.

Stockholder ratification of the appointment of OneStop as our independent registered public accounting firm is not required. The Board is submitting the selection of OneStop to the stockholders for ratification because we believe it is a matter of good corporate governance practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain OneStop but still may retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and that of our stockholders.

Representatives of OneStop are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

More information about our independent registered public accounting firm is available under the heading “Independent Registered Public Accounting Firm” on page 32 below.

Vote Required for Approval

Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required to ratify OneStop Assurance, PAC, as our independent registered public accounting firm. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Five, an abstention will have the same effect as a vote “AGAINST”. If you are a beneficial owner, your broker, bank or other nominee may vote your shares on this proposal without receiving voting instructions from you. If a broker does not exercise this authority, broker non-votes will have no effect on the outcome of Proposal Five.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ONESTOP ASSURANCE, PAC AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2025.

PROPOSAL SIX

ADJOURNMENT PROPOSAL

Overview

If the number of shares represented by proxy at the Annual Meeting and voting “FOR” the adoption of any Proposal is insufficient to approve such Proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of this Proposal. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.

Any proxy authorizing the adjournment of the Annual Meeting will also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposal.

Vote Required for Approval

Provided that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve any of the proposals. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal Six, an abstention will have the same effect as a vote “AGAINST”. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the Adjournment Proposal. Any shares not voted will be treated as broker non-votes, and broker non-votes will have no effect on the results of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

GOVERNANCE MATTERS

Board Composition

The Board currently consists of four members who hold office until our next annual meeting of stockholders or until his or her successor is elected and duly qualified. The Company is not aware of any of its directors or executive officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Leadership

The Board currently consists of four members, three of whom are independent under the rules of the SEC and the Nasdaq Capital Market. The Board does not have a Chairperson. Taehoon Kim has served as the Company’s Interim Chief Executive Officer since February 26, 2024, but he is not a member of the Board.

The Board believes that this leadership structure, in which the Chief Executive Officer is separate from the Board and a majority of the directors are independent, is appropriate for the Company at this time. This structure facilitates the independent oversight of management and promotes effective governance. The independent directors may meet in executive session at any time and collectively determine matters requiring the attention of the Board. The Board believes this arrangement supports open communication between management and independent directors and enhances the Board’s ability to carry out its oversight responsibilities objectively.

Board of Directors Risk Oversight

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. Cybersecurity risk is a key consideration in our operational risk management capabilities. We are in the process of instituting a formal information security management program, which will be subject to oversight by, and reporting to, our Board. Given the nature of our operations and business, cybersecurity risk may manifest itself through various business activities and channels and is thus considered an enterprise-wide risk which is subject to control and monitoring at various levels of management throughout the business. Our Board will oversee and review reports on significant matters of corporate security, including cybersecurity. In addition, we maintain specific cyber insurance through our corporate insurance program, the adequacy of which is subject to review and oversight by our Board.

Our audit committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, our audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. Our compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Matters of significant strategic risk are considered by our Board as a whole.

Director Meeting Attendance

During the year ended December 31, 2024 (the “Last Fiscal Year”), the Board held five meetings and acted five times by unanimous written consent in lieu of holding a meeting. During 2024, each member of the Board attended or participated in 75% or more of the aggregate of the total number of meetings of the Board and committees on which they served during the period for which such director was serving as a director.

Director Independence

Jay Hyong Woo, John S. Morris and Larry Namer are considered “independent” under the rules of the SEC and the Nasdaq Capital Market as determined by the Board. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by Nasdaq Listing Rule 5605(b)(2).

The Company does not currently have a policy in place regarding attendance by Board members at the Company’s annual meetings of stockholders.

Board Committees

The Board has three standing committees, consisting of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board has adopted written charters for each of these committees. We made each committee’s charter available under the Corporate Governance section of our website at https://gitechnologies.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement. All members of the Audit and Compensation Committees will meet the criteria for independence.

Audit Committee

The Audit Committee consists of Jay Hyong Woo, John S. Morris and Larry Namer. Mr. Morris is the chairman of the Audit Committee. We have determined that Messrs. Woo, Morris and Namer each satisfy the “independence” requirements of Nasdaq Listing Rule 5605(a)(2) and meet the independence standards under Rule 10A-3 under the Exchange Act. We have determined that Mr. Morris qualifies as a “audit committee financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002.

The Audit Committee met one time in the Last Fiscal Year. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for: (a) representing and assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, including the integrity of the financial statements, and the independent auditors’ qualifications and independence; (b) overseeing the preparation of the report required by SEC rules for inclusion in the Company’s annual proxy statement; (c) retaining and terminating the Company’s independent auditors; (d) approving in advance all audit and permissible non-audit services to be performed by the independent auditors; (e) reviewing related party transactions; and (f) performing such other functions as the Board may from time to time assign to the Committee. The Audit Committee held one formal meeting in the Last Fiscal Year, conducted additional internal discussions, and the Chairman corresponded with the Company’s auditors during the Last Fiscal Year.

Compensation Committee

The Compensation Committee consists of Jay Hyong Woo and John S. Morris. Mr. Morris is the chairman of the Compensation Committee. The Compensation Committee is responsible for: (a) assisting the Board in seeing that a proper system of long-term and short-term compensation is in place to provide performance oriented incentives to attract and retain management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company; (b) assisting the Board in discharging its responsibilities relating to compensation of the Company’s executive officers; (c) evaluating the Company’s Chief Executive Officer compensation and setting a remuneration package; (d) making recommendations to the Board with respect to incentive compensation plans and equity-based plans; and (e) performing such other functions as the Board may from time to time assign to the Committee. The Compensation Committee did not hold formal meetings in the Last Fiscal Year. The full Board approved officer compensation by unanimous written consent.

In determining the amount, form, and terms of such compensation, the Compensation Committee will consider the annual performance of such officers in light of company goals and objectives relevant to executive officer compensation, competitive market data pertaining to executive officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its shareholders.

During the Last Fiscal Year, there were no compensation consultants engaged to determine or recommend the amount or form of executive and director compensation.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Jay Hyong Woo and John S. Morris. Mr. Morris is the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to provide for appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board the Company’s slate of director nominees for election by the shareholders at the annual meeting of stockholders and nominees to fill vacancies and newly created directorships; (d) reviewing candidates recommended by shareholders for election to the Board and shareholder proposals submitted for inclusion in the Company’s proxy materials; (e) advising the Board regarding the size and composition of the Board and its committees; (f) proposing to the Board directors to serve as chairpersons and members on committees of the Board; (g) coordinating matters among committees of the Board; (h) proposing to the Board the slate of corporate officers of the Company and reviewing the succession plans for the executive officers; (i) recommending to the Board and monitoring matters with respect to governance of the Company; (j) overseeing the Company’s compliance program; and performing such other functions as the Board may from time to time assign to the Committee. The Nominating Committee did not hold formal meetings in the Last Fiscal Year.

The Nominating Committee will consider any director candidates recommended by stockholders. When considering a candidate submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.

There are no specific minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law and banking). The Nominating Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating Committee plans to meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating Committee’s charter and the rules of Nasdaq. There are no differences in the manner in which the Nominating Committee plans to evaluate director nominees based on whether or not the nominee is recommended by a stockholder.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee, at any time, have been one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers on our Board of Directors or compensation committee.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our employees, officers and directors. We made our Code of Business Conduct and Ethics available under the Corporate Governance section of our website at https://gitechnologies.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement. We intend to disclose any future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of these provisions, on our website or in our filings with the SEC under the Exchange Act.

Limitation of Liability and Indemnification

Our Certificate of Incorporation and our Bylaws provide the indemnification of our directors and officers to the fullest extent permitted under the Delaware General Corporation Law (“DGCL”). In addition, the Charter provides that our directors shall not be personally liable to us or our shareholders for monetary damages for breach of fiduciary duty as a director and that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

As permitted by the DGCL, we have entered into or plan to enter into separate indemnification agreements with each of our directors and certain of our officers that require us, among other things, to indemnify them against certain liabilities which may arise by reason of their status as directors, officers or certain other employees. We expect to obtain and maintain insurance policies under which our directors and officers are insured, within the limits and subject to the limitations of those policies, against certain expenses in connection with the defense of, and certain liabilities that might be imposed as a result of, actions, suits or proceedings to which they are parties by reason of being or having been directors or officers. The coverage provided by these policies may apply whether or not we would have the power to indemnify such person against such liability under the provisions of the DGCL.

We believe that these provisions and agreements are necessary to attract and retain qualified persons as our officers and directors. At present, there is no pending litigation or proceeding involving our directors or officers for whom indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities (the “Insider Trading Policy”) that applies to all of the Company’s directors, officers, employees and other covered persons identified within the Insider Trading Policy. The Company believes that the Insider Trading Policy is reasonably designed to promote compliance with applicable U.S. federal securities laws, rules and regulations, as well as Nasdaq listing standards applicable to the Company, relating to insider trading. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable federal securities laws and Nasdaq listing requirements. The Company does not currently have any practices or policies regarding the ability of any of its employees’, officers or directors’ to purchase financial instruments or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Stockholder Communications

The Board currently does not provide a formal process for stockholders to send communications to the Board. In the opinion of the Board, it is appropriate for the Company not to have such a process in place because the Board believes there is currently no need for a formal policy due to, among other things, the number of stockholders of the Company. While the Board will, from time to time, review the need for a formal policy, at the present time, stockholders who wish to contact the Board may do so by submitting any communications to the Company at 160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231, with an instruction to forward the communication to a particular director or the Board as a whole.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 4, 2025, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock; (ii) each of the Company’s current directors and director nominees, (iii) each Named Executive Officer and (iv) all of the Company’s executive officers, current directors and director nominees as a group. The information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Unless otherwise indicated below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o Global Interactive Technologies, Inc., 160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231.

The percentages below are calculated based on 3,674,208 shares of Common Stock issued and outstanding as of November 4, 2025.

Name, address and title of beneficial owner(1)	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding(2)
Executive Officers and Directors
Taehoon Kim	7,500	*
Changhyuk Kang	70,000	1.9%
Juhyon Shin	5,000	*
John S. Morris	—	—
Amy Shi(3)	259,166	7.1%
Jay Hyong Woo	—	—
Larry Namer	—	—

Greater than 5% Stockholders
Hangmuk Shin and related entities(4)	518,654	13.8%
Evan Trust(5)	300,000	8.2%
Je Youn Baeg(6)	261,200	6.9%
Jeongok You(7)	261,200	7.1%

Executive Officers and Directors as a Group (7 persons)	341,666	9.3%

*	Less than 1.0% of outstanding shares.

(1)

Unless otherwise indicated, the business address for each of the executive officers and directors is c/o Global Interactive Technologies, Inc., 160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership by that person, shares of voting common stock subject to outstanding rights to acquire shares of voting common stock held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares are not deemed outstanding for the purpose of computing the percentage of ownership by any other person.

(3)

Includes 246,666 shares of Common Stock held by PixelArc, LLC, of which Ms. Shi is the sole managing member and Chief Executive Officer and exercises exclusive voting and dispositive power over such shares.

(4)

Includes 81,739 shares of Common Stock issuable upon exercise of warrants at an exercise price of $1.29. The principal business address of Hangmuk Shin and related entities is 13-10, Seochodaero 65 gil, Seocho-gu, Seoul, Korea. The foregoing information is based upon information provided by such stockholder to the Company.

(5)

The trustee of the Evan Trust is Amy Shi, a director of the Company. Ms. Shi has voting and dispositive power over the shares held by the Evan Trust. Ms. Shi is not a beneficiary of the Evan Trust, does not have any pecuniary interest in such shares and disclaims beneficial ownership of such shares. The principal business address of the Evan Trust is 950 N. Kings Road, #218, West Hollywood, California 90068. The foregoing information is based solely upon a Schedule 13D filed by the Evan Trust on May 22, 2025.

(6)

Includes 125,383 shares of Common Stock issuable upon exercise of warrants at an exercise price of $1.42. The principal business address of Je Youn Baeg is 47, Seongsuil-ro 8-gil, Seongdong-gu, Seoul, Korea. The foregoing information is based upon information provided by such stockholder to the Company.

(7)	The principal business address of Jeongok You is Seongsuil-ro 4-gil, Seongdong-gu, Seoul, Korea. The foregoing information is based upon information provided by such stockholder to the Company.

MANAGEMENT

Officers of the Company

Our current executive officers are:

Name	Age	Position with the Company
Taehoon Kim	51	Interim Chief Executive Officer
Juhyon Shin	51	Chief Financial Officer

Taehoon Kim has served as our Interim Chief Executive Officer since February 26, 2024. Prior to that, Mr. Kim served as our Chief Technology Officer and Vice President from June 1, 2022 to February 26, 2024. Prior to joining our Company, Mr. Kim was the Founder of Rulemakr Inc. and served as CEO from June 2014 to May 2021. He also served as CEO at Webzen Mobile, Inc. from May 2012 to May 2014, as COO at Webzen, Inc. from September 2008 to April 2012, and as Director at NHN Games Corporation from August 2005 to August 2008. Mr. Kim earned a bachelor’s degree in the Department of German Language Education in Seoul National University in February 1997 and received his MBA from Seoul National University in February 2014.

Juhyon Shin has served as our Chief Financial Officer since May 2021. Prior to that, he served, in finance management roles at Centralinsight Co., Ltd., a KOSPI listed company, from January 2021 to May 2021 and at EQCELL Co., Ltd., a KOSDAQ listed company, from October 2019 to January 2021 Mr. Shin also served as the Chief Financial Officer of LUXL Co., Ltd, a KOSDAQ listed company, from June 2001 to October 2019. Mr. Shin earned a bachelor’s degree in the Department of Business Administration from SeoHae University in North Jeonla, South Korea in February 1997.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The Compensation Committee, which includes our independent directors, oversees an executive compensation program that is intended to align the interests of our executive officers with those of our shareholders, link compensation paid with performance achieved, and attract, retain and motivate our key executives.

Our named executive officers (“NEOs”) are shown in the Summary Compensation Table below and include (i) all persons serving as our principal executive officers during the year ended December 31, 2024, and (ii) our Chief Financial Officer as of the year ended December 31, 2024. As an Emerging Growth Company under the JOBS Act, the Company is not required to provide a non-binding advisory vote to approve executive compensation (“Say-on-Pay”) until such requirement becomes applicable. Accordingly, the Company does not intend to include a Say-on-Pay proposal in its proxy materials until after 2028.

Summary Compensation Table

The table below shows the compensation paid to or earned by our NEOs for the years ending December 31, 2024 and December 31, 2023 and the positions such NEOs held during the year ended December 31, 2024.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Taehoon Kim	2024	$58,600	$—	$—	$—	$—	$58,600
Interim Chief Executive Officer	2023	$75,000	$—	$—	$—	$—	$75,000
Changhyuk Kang (2)	2024	$—	$—	$—	$—	$—	$—
Former Chief Executive Officer	2023	$91,925	$—	$—	$—	$—	$91,925
Juhyon Shin	2024	$44,000	$—	$—	$—	$—	$44,000
Chief Financial Officer	2023	$75,213	$—	$—	$—	$—	$75,213

(1)	This column represents the grant date fair value calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”). These amounts do not represent the actual value, if any, that may be realized by the Named Executive Officers.

(2)	On February 26, 2024, the Board of the Company terminated the employment of Changhyuk Kang as the Chief Executive Officer of the Company for cause, effective immediately. On the same date, the Board appointed Taehoon Kim, who served as the Chief Technology Officer and Vice President of the Company, as the interim Chief Executive Officer of the Company, effective immediately.

Elements of Compensation

Our executive compensation program consisted of the following components of compensation in 2024 and 2023:

Base Salary

Each of our executive officers receives a base salary for the expertise, skills, knowledge and experience he or she offers to our management team. The base salary of each of our executive officers is re-evaluated annually, and may be adjusted to reflect:

●	the nature, responsibilities, and duties of the officer’s position;

●	the officer’s expertise, demonstrated leadership ability, and prior performance;

●	the officer’s salary history and total compensation, including annual equity incentive awards; and

●	the competitiveness of the officer’s base salary.

Equity Incentive Awards

Moving forward, we believe that to attract and retain management, key employees and non-management directors, the compensation paid to these persons should include, in addition to base salary, annual equity incentives. Our Compensation Committee will determine the amount and terms of equity-based compensation granted to each individual. In determining whether to grant certain equity awards to our executive officers, the Compensation Committee will assess the level of the executive officer’s achievement of meeting individual goals, as well as the executive officer’s contribution towards goals of the Company. Whenever possible, equity incentive awards will be granted under our equity incentive plan, described below.

Employment Agreements and Potential Payments upon Termination or Change of Control

On June 1, 2022, Taehoon Kim entered into an employment agreement to serve as Chief Technology Officer (CTO) and Vice President. He was subsequently appointed as the Interim Chief Executive Officer by the Board of Directors on February 26, 2024. Effective April 1, 2024, he will receive an annual base salary of $58,600 under a one-year term commencing March 1, 2024. His salary was initially determined in Korean Won and converted to U.S. dollars at an exchange rate of 1,450 KRW to $1.00.

On May 3, 2021, Juhyon Shin entered into an employment agreement to serve as Chief Financial Officer (CFO). Effective April 1, 2024, he will receive an annual base salary of $44,000 under a one-year term beginning on April 1, 2024. His salary was initially determined in Korean Won and converted to U.S. dollars at an exchange rate of 1,450 KRW to $1.00.

On February 26, 2024, the Company’s Board terminated the employment of Changhuyk Kang as the Chief Executive Officer of the Company for cause, effective immediately. On the same date, the Board appointed Taehoon Kim, who served as the Chief Technology Officer and Vice President of the Company, as the interim Chief Executive Officer of the Company, effective immediately.

None of the aforementioned employment agreements require any payments beyond salary already earned in the event of the executive’s termination or a change in control.

Related Party Transactions

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the section titled “Executive Compensation,” the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeds $120,000; and

●	any related person had or will have a direct or indirect material interest.

There have been no transactions between the Company and a related person that would be reportable under SEC rules or regulations.

Outstanding Equity Awards

There were no outstanding stock option awards, or other equity-based awards, held by any of the Named Executive Officers as of December 31, 2024.

Director Compensation

Each of our non-employee directors are entitled to receive a monthly retainer of $3,000 for serving on the Board, which fee may be paid either in cash, options or shares of common stock. During the fiscal year ended December 31, 2024, we paid no compensation to non-employee directors.

Policies and Practices Related to the Grant of Certain Equity Awards

Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing or terms of any equity awards, including options, nor does the Company time the public disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company does not currently have a formal policy regarding the timing of equity award grants. Historically, the Compensation Committee has granted equity awards, if any, on an annual or ad hoc basis to directors or newly appointed officers, and may also approve awards in connection with new hires or promotions.

Only the Compensation Committee may approve restricted stock, restricted stock unit or stock option grants to executive officers. Any such awards are generally approved at a meeting of the Compensation Committee or by unanimous written consent. The exercise price of any newly granted stock option would be the closing price of the Company’s Common Stock on the date of grant.

During the last completed fiscal year, the Company did not grant any stock options or other equity awards to its Named Executive Officers during the period beginning four business days before and ending one business day after the filing of any Form 10-K, Form 10-Q, or Form 8-K that contained material nonpublic information (as defined in Item 402(x) of Regulation S-K). Accordingly, no additional tabular disclosure under Item 402(x)(2)(ii) of Regulation S-K is required.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission with its independent auditors. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor’s independence and based upon such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted,

The Audit Committee of the Board of Directors

Jay Hyong Woo

John S. Morris

Larry Namer

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 9, 2023, the Audit Committee of the Board of Directors of the Company appointed OneStop Assurance PAC (“OneStop”) to serve as our independent registered public accounting firm. Aggregate fees for professional services rendered to us by our independent registered public accounting firm OneStop for the years ended December 31, 2023 and 2024 were:

Fee Category	December 31, 2023	December 31, 2024
Audit fees(1)	$230,000	$180,000
Audit-related fees(2)	11,500	9,000
Tax fees(3)	—	—-
All other fees	—	—-
Total fees	$241,500	$189,000

(1)	Audit Fees — Audit fees consist of fees billed for the audit of our annual financial statements and the review of the interim consolidated financial statements.

(2)	Audit-Related Fees — These consisted principally of the aggregate fees related to audits that are not included Audit Fees.

(3)	Tax Fees — Tax fees consist of aggregate fees for tax compliance and tax advice, including the review and preparation of our various jurisdictions’ income tax returns.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Except as described below, there have been no changes in or disagreements with accountants on accounting and financial disclosure.

As reported in our Current Report on Form 8-K filed on October 27, 2023, the Board determined not to extend BF Borgers, PC (“BFB”) as the Company’s independent registered public accounting firm. On January 4, 2024, the Company retained OneStop as its independent registered public accounting firm for the year ended December 31, 2023.

BFB’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. There have been no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2022 and the subsequent interim periods up to the date between the Company and BFB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BFB, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

The Company provided the foregoing disclosures to BFB and requested that BFB furnish the Company with a letter addressed to the SEC stating whether BFB agreed with the above statements. A copy of BFB’s letter, dated October 25, 2023, was filed as Exhibit 16.01 to the Company’s October 27, 2023 Form 8-K.

On May 11, 2024, the Company retained OneStop as its independent registered public accounting firm for the year ended December 31, 2022 since the previous independent public accounting firm for the year ended December 31, 2022, BF Borgers, PC (“BFB”) is not currently permitted to appear or practice before the SEC for reasons described in the SEC’s Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933, Sections 4C and 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the SEC’s Rules of Practice, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order, dated May 3, 2024.

Aggregate fees for professional services rendered to us by BFB for the year ended December 31, 2023 were:

Fee Category	December 31, 2023
Audit fees(1)	$50,000
Audit-related fees(2)	5,000
Tax fees(3)	—
All other fees	—
Total fees	$55,000

(1)	Audit Fees — Audit fees consist of fees billed for the audit of our annual financial statements and the review of the interim consolidated financial statements.

(2)	Audit-Related Fees — These consisted principally of the aggregate fees related to audits that are not included Audit Fees.

(3)	Tax Fees — Tax fees consist of aggregate fees for tax compliance and tax advice, including the review and preparation of our various jurisdictions’ income tax returns.

Pre-Approval Policy

Our Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). Our Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, our Audit Committee.

Our Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and our Audit Committee has otherwise complied with the provisions of its charter.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement.

By Order of the Board of Directors,

Interim Chief Executive Officer

Appendix A

Certificate of Amendment to the Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
GLOBAL INTERACTIVE TECHNOLOGIES, INC.

Pursuant to Section 242 of the Delaware General Corporation Law

GLOBAL INTERACTIVE TECHNOLOGIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify that:

The name of the corporation is: Global Interactive Technologies, Inc. (the “Corporation”).

The amendment to the Amended and Restated Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to reflect a change in the par value of the Corporation’s common stock and preferred stock.

The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing ARTICLE IV so that, as amended, said ARTICLE IV shall be and read in its entirety as follows:

“ARTICLE IV

AUTHORIZED CAPITAL STOCK

The total number of shares of stock which the Corporation shall have authority to issue is one hundred ten million (110,000,000), consisting of one hundred million (100,000,000) shares of Common Stock, par value $0.02 per share, and ten million (10,000,000) shares of Preferred Stock, par value $0.02 per share.

1.  Common Stock. Each share of Common Stock shall be equal to every other share of Common Stock in every respect. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the General Corporation Law. There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of the Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(h)(2) of the General Corporation Law.

2.  Preferred Stock. The Board of Directors of the Corporation may divide the Preferred Stock into any number of series, fix the designation and number of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The Board of Directors (within the limits and restrictions of the adopting resolutions) may also increase or decrease the number of shares of Preferred Stock initially fixed for any series, but no decrease may reduce the number below the shares of Preferred Stock then outstanding and duly reserved for issuance.”

4. The amendment to the Amended and Restated Certificate of Incorporation of the Corporation effected by this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

5. The foregoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation shall be effective upon the time this Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned, its duly authorized officer, this ___ day of ______ 2025.

GLOBAL INTERACTIVE TECHNOLOGIES, INC.,
a Delaware corporation

By:
Name:
Title:

A-2

Appendix B

Amendment to the Global interactive technologies, inc.

2022 Omnibus Equity Incentive Plan

WHEREAS, pursuant to Section 5.2 of the Global Interactive Technologies, Inc. (f/k/a Hanryu Holdings, Inc.) 2022 Omnibus Equity Incentive Plan (the “Plan”), the Board of Directors (the “Board”) of Global Interactive Technologies, Inc. (the “Company”) may amend, suspend or terminate the Plan, subject to stockholder approval to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements;

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan; and

WHEREAS, the Board believes it would be in the best interest of the Company and its stockholders to amend the Plan as provided in this Amendment to the Global Interactive Technologies, Inc. (f/k/a Hanryu Holdings, Inc.) 2022 Omnibus Equity Incentive Plan (this “Amendment”) to increase the number of Stock available under the Plan by 425,000 shares of Stock following the Company’s reverse stock split that went into effect on January 27, 2025.

NOW, THEREFORE, in accordance with Section 5.2 of the Plan, the Plan shall be amended, subject to stockholder approval, as follows:

1.	All references to “Hanryu Holdings, Inc.” in the Plan shall be deleted and replaced with “Global Interactive Technologies, Inc.”

2.	Section 4.1 of the Plan is hereby amended and restated as follows:

“4.1 Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 500,000.  In addition, shares of Common Stock authorized and/or underlying any outstanding award granted under the Predecessor Plans that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  As provided in Section 1, no new awards shall be granted under the Predecessor Plans following the Effective Date.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.”

3.	This Amendment shall be effective as of the date this Amendment is approved by the stockholders of the Company. This Amendment will be deemed to be approved by the Company’s stockholders if it receives the affirmative vote of a majority of the voting power represented at any meeting at which a quorum is present in accordance with the applicable provisions of the Company’s Bylaws.

IN WITNESS WHEREOF, this Amendment to the Plan is adopted as of as of this ___ day of _________, 2025.

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

By:
Name:
Title:

B-1

GLOBAL INTERACTIVE TECHNOLOGIES, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2025 The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated November , 2025 , and hereby appoints Taehoon Kim and Juhyon Shin, as the proxies for the undersigned, with full power of substitution, to vote all of the undersigned’s shares of common stock of Global Interactive Technologies, Inc . (the “Company”) at the Annual Meeting . The Annual Meeting will be held on December 29 , 2025 , at 11 : 00 a . m . , Eastern time, at 3 Second Street, 12 th Floor, Jersey City, New Jersey 07302 . (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS Read our proxy statement before you vote by proxy. Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope to Global Interactive Technologies, Inc . , 160 , Yeouiseo - ro, Yeongdeungpo - gu, Seoul, Republic of Korea 07231 , Attention : Taehoon Kim . MAIL: Call (801) 355 - 5740 . PHONE: www.colonialstock.com/gits2025 CONTROL NUMBER: XXXXXXXXXXXX INTERNET: Go to the above Internet website . Have your proxy card in hand when you access the website . Enter your "Control Number" printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares . If you appoint the Proxies by Internet, you need not return a proxy card . You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card . You may appoint the Proxies by Internet through the end of the Annual Meeting on December 29 , 2025 .

ANNUAL MEETING OF STOCKHOLDERS OF GLOBAL INTERACTIVE TECHNOLOGIES, INC. PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  CONTROL NUMBER: XXXXXXXXXXXX APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS CONTROL NUMBER: XXXXXXXXXXXX Proposal 1 FOR ALL EXCEPT WITHHOLD ALL FOR ALL  Proposal 1   ELECTION OF DIRECTORS: Proposal to elect four nominees to the Board of Directors.  Jay Hyong Woo  John S. Morris  Amy Shi  Larry Namer Proposal 2 ABSTAIN AGAINST FOR  Proposal 2    PAR VALUE PROPOSAL: To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the par value of the Common Stock and Preferred Stock from $0.001 to $0.02 per share. Proposal 3 ABSTAIN AGAINST FOR  Proposal 3    INCENTIVE PLAN PROPOSAL: To approve an amendment to our 2022 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 75,000 shares to 500,000 shares. Proposal 4 ABSTAIN AGAINST FOR  Proposal 4    DIRECTOR REMOVAL PROPOSAL: To ratify the removal of Aram Ahn as a director of the Company in September 2025 and the actions taken by the Company in connection therewith. Proposal 5 ABSTAIN AGAINST FOR  Proposal 5    RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of OneStop Assurance, PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Proposal 6 ABSTAIN AGAINST FOR  Proposal 6    ADJOURNMENT PROPOSAL: To approve the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve the Reverse Stock Split Proposal.

IMPORTANT : Signature should agree with name printed hereon . If stock is held in the name of more than one person, EACH joint owner should sign . Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign . Attorneys should submit powers of attorney . Dated : , 2025 The Board recommends a vote FOR the director nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals . PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1 , AND FOR PROPOSALS 2 , 3 , 4 , 5 AND 6 . IN HIS OR HER DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU . (Print Name of Shareholder and/or Joint Tenant) (Signature of Shareholder) (Second Signature if held jointly)